Exhibit 99.1

            Clayton Williams Energy Announces 2004 Financial Results

    MIDLAND, Texas--(BUSINESS WIRE)--March 2, 2005--Clayton Williams Energy, Inc. (NASDAQ:CWEI) reported a net loss for the fourth quarter of 2004 of $12.5 million, or $1.16 per share, as compared to a net loss of $7.3 million, or $.78 per share, for the fourth quarter of 2003. Much of the net loss was attributable to non-cash charges. The Company also reported record high cash flow from operations for the quarter of $43.8 million, as compared to $20.9 million during the same period in 2003.
    For the year ended December 31, 2004, the Company reported a net loss of $14 million, or $1.37 per share, compared to net income of $22.9 million, or $2.40 per share for the year ended December 31, 2003. Cash flow from operations for the year 2004 was $127 million compared to $119.8 million for 2003.
    The Company's operating results for the fourth quarter of 2004 were negatively impacted by high exploration costs and a net loss on sales of property and equipment. Exploration costs for the fourth quarter of 2004 were $40.7 million, as compared to $21.1 million for the same period in 2003. In previous announcements, the Company had reported that three significant exploratory wells in Mississippi and south Louisiana were unsuccessful and would result in substantial pre-tax abandonment and impairment charges during the fourth quarter of 2004. Sales of property and equipment during the quarter resulted in a previously announced pre-tax net loss of $10.2 million.
    Oil and gas sales for the fourth quarter of 2004 increased 90% to $63.2 million as compared to $33.2 million in the 2003 quarter due primarily to higher product prices and the May 2004 acquisition of Southwest Royalties, Inc. Average realized oil prices in the fourth quarter of 2004 increased 62% from $28.58 to $46.19 per Bbl, while gas prices increased 39% from $4.42 to $6.14 per Mcf. The 2003 prices include realized losses on hedging transactions totaling $1.7 million. Realized losses of $7.9 million on commodity hedging transactions for the 2004 period are included in other income/expense since these hedges were not designated as cash flow hedges under applicable accounting standards. Production expenses for the fourth quarter of 2004 increased 102% from the 2003 quarter due mostly to the acquisition of Southwest Royalties, Inc.
    Oil production for the fourth quarter of 2004 increased 79% to 630,000 barrels, or 6,848 barrels per day, from 352,000 barrels, or 3,826 barrels per day, primarily as a result of the acquisition of Southwest Royalties, Inc. in May 2004, coupled with a significant increase in oil production from new wells in south Louisiana. Gas production increased 4% to 5.1 Bcf, or 55,717 Mcf per day, from 5 Bcf, or 53,826 Mcf per day in 2003.
    The Company will host a conference call to discuss these results and other forward-looking items today, March 2nd at 1:30 pm CT (2:30 pm ET). The dial-in conference number is: 800-901-5213, passcode 87623650. The replay will be available for one week at 888-286-8010, passcode 13417978.
    To access the Internet webcast, please go to the Investor Relations section of the Company's website at www.claytonwilliams.com and click on "Live Webcast." Following the live webcast, the call will be archived for a period of 90 days on the Company's website.
    Clayton Williams Energy, Inc. is an independent energy company located in Midland, Texas.

    Except for historical information, statements made in this release are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are based on assumptions and estimates that management believes are reasonable based on currently available information; however, management's assumptions and the Company's future performance are subject to a wide range of business risks and uncertainties, and there is no assurance that these goals and projections can or will be met. Any number of factors could cause actual results to differ materially from those in the forward-looking statements, including, but not limited to, production variance from expectations, volatility or oil and gas prices, the need to develop and replace reserves, the substantial capital expenditures required to fund operations, exploration risks, uncertainties about estimates of reserves, competition, government regulation, costs and results of drilling new projects, and mechanical and other inherent risks associated with oil and gas production. These risks and uncertainties are described in the Company's filings with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statements.

    TABLES AND SUPPLEMENTAL INFORMATION FOLLOW . . .


                          CLAYTON WILLIAMS ENERGY, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (Unaudited)
                        (In thousands, except per share)


                                Three Months Ended     Year Ended
                                   December 31,       December 31,
                                ------------------ -------------------
                                  2004     2003      2004      2003
                                --------- -------- --------- ---------
REVENUES
 Oil and gas sales               $63,159  $33,247  $193,127  $163,032
 Natural gas services              2,110    2,254     9,083     8,758
 Gain on sales of property and
  equipment                        3,966       14     4,120       258
                                --------- -------- --------- ---------
        Total revenues            69,235   35,515   206,330   172,048
                                --------- -------- --------- ---------

COSTS AND EXPENSES
 Production                       13,661    6,762    41,163    28,239
 Exploration:
        Abandonments and
         impairments              38,660   17,773    67,956    35,120
        Seismic and other          2,037    3,310     7,124     8,755
 Natural gas services              2,009    2,215     8,538     8,279
 Depreciation, depletion and
  amortization                    14,686    9,005    44,040    40,284
 Impairment of property and
  equipment                            -        -         -       170
 Accretion of abandonment
  obligations                        191      174     1,044       651
 General and administrative        3,609    3,965    11,689    10,934
 Loss on sales of property and
  equipment                       14,181       16    14,337        59
                                --------- -------- --------- ---------
        Total costs and
         expenses                 89,034   43,220   195,891   132,491
                                --------- -------- --------- ---------
        Operating income         (19,799)  (7,705)   10,439    39,557
                                --------- -------- --------- ---------

OTHER INCOME (EXPENSE)
 Interest expense                 (3,162)    (588)   (7,877)   (3,138)
 Change in fair value of
  derivatives                      2,653   (2,747)  (25,329)   (1,593)
 Other                               627     (306)    1,354    (1,662)
                                --------- -------- --------- ---------
        Total other income
         (expense)                   118   (3,641)  (31,852)   (6,393)
                                --------- -------- --------- ---------
Income (loss) before income
 taxes                           (19,681) (11,346)  (21,413)   33,164

Income tax expense (benefit)      (7,159)  (4,009)   (7,385)   10,515
                                --------- -------- --------- ---------
Income (loss) before effect of
 accounting change               (12,522)  (7,337)  (14,028)   22,649

Cumulative effect of accounting
 change, net of tax                    -        -         -       207
                                --------- -------- --------- ---------
NET INCOME (LOSS)               $(12,522) $(7,337) $(14,028)  $22,856
                                ========= ======== ========= =========
Net income (loss) per common share:
Basic:
 Income (loss) before effect of
  accounting change             $(1.16)  $(0.78)   $(1.37)    $2.43
                                ========= ======== ========= =========
 Net income (loss)                $(1.16)  $(0.78)   $(1.37)    $2.45
                                ========= ======== ========= =========
Diluted:
 Income (loss) before effect of
  accounting change             $(1.16)  $(0.78)   $(1.37)    $2.38
                                ========= ======== ========= =========
 Net income (loss)                $(1.16)  $(0.78)   $(1.37)    $2.40
                                ========= ======== ========= =========
Weighted average common shares outstanding:
 Basic                            10,780    9,364    10,213     9,329
                                ========= ======== ========= =========
 Diluted                          10,780    9,364    10,213     9,509
                                ========= ======== ========= =========
Total comprehensive income
 (loss)                         $(12,522) $(5,938) $(14,028)  $30,806
                                ========= ======== ========= =========


                          CLAYTON WILLIAMS ENERGY, INC.
                           CONSOLIDATED BALANCE SHEETS
                                   (Unaudited)
                                 (In thousands)


                  ASSETS
                                           December 31,  December 31,
                                              2004          2003
                                           ------------  ------------
CURRENT ASSETS
 Cash and cash equivalents                     $16,359       $15,454
 Accounts receivable:
      Oil and gas sales, net                    25,573        16,725
      Joint interest and other, net              4,653         2,972
      Affiliates                                   553           453
 Inventory                                       5,202           787
 Deferred income taxes                             625         1,241
 Fair value of derivatives                       2,333             -
 Prepaids and other                              1,401         1,518
                                           ------------  ------------
                                                56,699        39,150
                                           ------------  ------------
PROPERTY AND EQUIPMENT
 Oil and gas properties, successful
  efforts method                               909,095       656,531
 Natural gas gathering and processing
  systems                                       17,286        16,829
 Other                                          11,839        12,300
                                           ------------  ------------
                                               938,220       685,660
 Less accumulated depreciation, depletion
  and amortization                            (539,860)     (504,101)
                                           ------------  ------------
      Property and equipment, net              398,360       181,559
                                           ------------  ------------

OTHER ASSETS                                     7,176         3,724
                                           ------------  ------------

                                              $462,235      $224,433
                                           ============  ============
   LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
 Accounts payable:
      Trade                                    $51,014       $33,523
      Oil and gas sales                         11,223        10,086
      Affiliates                                 2,954         1,254
 Current maturities of long-term debt               31         2,453
 Fair value of derivatives                      16,026         2,233
 Accrued liabilities and other                   3,017         2,720
                                           ------------  ------------
                                                84,265        52,269
                                           ------------  ------------
NON-CURRENT LIABILITIES
 Long-term debt                                177,519        53,295
 Deferred income taxes                          36,897         8,504
 Fair value of derivatives                      28,958             -
 Other                                          17,000         9,584
                                           ------------  ------------
                                               260,374        71,383
                                           ------------  ------------
STOCKHOLDERS' EQUITY:
 Preferred stock, par value $.10 per share           -             -
 Common stock, par value $.10 per share          1,078           937
 Additional paid-in capital                    104,674        73,972
 Retained earnings                              11,844        25,872
                                           ------------  ------------
                                               117,596       100,781
                                           ------------  ------------

                                              $462,235      $224,433
                                           ============  ============


                    CLAYTON WILLIAMS ENERGY, INC.
            CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (Unaudited)
                                 (In thousands)


                                 Three Months Ended     Year Ended
                                    December 31,       December 31,
                                 ------------------ ------------------
                                   2004     2003      2004     2003
                                 --------- -------- --------- --------
CASH FLOWS FROM OPERATING
 ACTIVITIES
 Net income (loss)               $(12,522) $(7,337) $(14,028) $22,856
 Adjustments to reconcile net
  income (loss) to cash provided
  by operating activities:
      Depreciation, depletion
       and amortization            14,686    9,005    44,040   40,284
      Impairment of property and
       equipment                        -        -         -      170
      Exploration costs            38,660   17,773    67,956   35,120
      (Gain) loss on sales of
       property and equipment      10,215        2    10,217     (199)
      Deferred income taxes        (6,720)  (3,817)   (7,645)  10,172
      Non-cash employee
       compensation                   264      574       536    1,312
      Change in fair value of
       derivatives                (10,523)   2,527     7,104    1,546
      Settlements on derivatives
       with financing elements      5,244        -     9,890        -
      Accretion of abandonment
       obligations                    191      174     1,044      651
      Cumulative effect of
       accounting change, net of
       tax                              -        -         -     (207)

 Changes in operating working capital, net of the effects of a business acquisition in 2004:
      Accounts receivable          (5,662)    (930)      581   (1,787)
      Accounts payable              8,345    3,004     8,881    8,655
      Other                         1,643      (70)   (1,596)   1,177
                                 --------- -------- --------- --------
       Net cash provided by
        operating activities       43,821   20,905   126,980  119,750
                                 --------- -------- --------- --------
CASH FLOWS FROM INVESTING
 ACTIVITIES
    Additions to property and
     equipment                    (30,398) (12,958) (123,991) (62,889)
    Acquisition of a business           -        -  (168,204)       -
    Proceeds from sales of
     property and equipment        34,579        3    35,020      239
    Other                             (85)  (1,713)      269   (2,120)
                                 --------- -------- --------- --------
     Net cash provided by (used
      in) investing activities      4,096  (14,668) (256,906) (64,770)
                                 --------- -------- --------- --------
CASH FLOWS FROM FINANCING
 ACTIVITIES
    Proceeds from long-term debt        -        -   172,500        -
    Repayments of long-term debt  (44,572)  (1,527)  (60,530) (45,483)
    Proceeds from sale of common
     stock                             10       38    30,018      281
    Payment of debt issue costs         -        -    (4,156)       -
    Settlements on derivatives
     with financing elements       (5,244)       -    (9,890)       -
    Other                           2,889        -     2,889        -
                                 --------- -------- --------- --------
  Net cash provided by (used in)
   financing activities           (46,917)  (1,489)  130,831  (45,202)
                                 --------- -------- --------- --------
NET INCREASE (DECREASE) IN CASH
 AND CASH EQUIVALENTS               1,000    4,748       905    9,778

CASH AND CASH EQUIVALENTS
    Beginning of period            15,359   10,706    15,454    5,676

                                 --------- -------- --------- --------
    End of period                 $16,359  $15,454   $16,359  $15,454
                                 ========= ======== ========= ========


                          Clayton Williams Energy, Inc.
                        Summary Production and Price Data
                                   (Unaudited)



                               Three Months Ended      Year Ended
                                  December 31,        December 31,
                               ------------------- -------------------
                                2004        2003    2004        2003
                               -------     ------- -------     -------

 Average Daily Production:
  Natural Gas (Mcf):
   Austin Chalk (Trend)         2,806       3,490   3,155       3,667
   Cotton Valley Reef Complex  19,337      31,844  23,131      42,493
   Louisiana                   18,805      15,065  12,089      17,570
   New Mexico / West Texas      1,656       1,364   1,728       1,668
   SWR                         12,068           -   7,730           -
   Other                        1,045       2,063   1,312       2,265
                               -------     ------- -------     -------
    Total                      55,717      53,826  49,145      67,663
                               =======     ======= =======     =======

  Oil (Bbls):
   Austin Chalk (Trend)         2,096       2,398   2,215       2,715
   Louisiana                    1,472         635   1,055         608
   New Mexico / West Texas        760         731     813         723
   SWR                          2,461           -   1,597           -
   Other                           59          62      57          77
                               -------     ------- -------     -------
    Total                       6,848       3,826   5,737       4,123
                               =======     ======= =======     =======

  Natural gas liquids (Bbls):
   Austin Chalk (Trend)           326         347     284         299
   New Mexico / West Texas        260         137     213         171
   Other                          153         179     185         171
                               -------     ------- -------     -------
    Total                         739         663     682         641
                               =======     ======= =======     =======

 Total Production:
  Natural Gas (MMcf)            5,126       4,952  17,938      24,697
  Oil (MBbls)                     630         352   2,094       1,505
  Natural gas liquids (MBbls)      68          61     249         234
                               -------     ------- -------     -------
  Gas  Equivalents (MMcfe)      9,314       7,430  31,996      35,131

 Average Realized Prices:
  Gas ($/Mcf):
   Before hedging               $6.14       $4.66   $5.60       $5.35
   Hedging gain (loss)              - (a)   (0.24)      - (a)   (0.66)
                               -------     ------- -------     -------
    Combined                    $6.14       $4.42   $5.60       $4.69
                               =======     ======= =======     =======

  Oil ($/Bbl):
   Before hedging              $46.19      $29.97  $40.65      $29.94
   Hedging gain (loss)              - (a)   (1.39)      - (a)   (2.20)
                               -------     ------- -------     -------
    Combined                   $46.19      $28.58  $40.65      $27.74
                               =======     ======= =======     =======

  Natural gas liquids ($/Bbl)  $33.13      $21.20  $27.90      $21.09
                               =======     ======= =======     =======


                    CLAYTON WILLIAMS ENERGY, INC.
            Notes to tables and supplemental information

(a) The Company did not designate any of its 2004 derivatives as cash flow hedges under Statement of Financial Accounting Standards No. 133, as amended. All changes in the fair value of these contracts prior to maturity, plus any realized gains or losses at maturity, are recorded as other income (expense) in the Company's statements of operations and are excluded from the computation of average realized prices from oil and gas sales. Actual losses on settled commodity contracts totaled $8 million in the fourth quarter of 2004 and $12.9 million for the year 2004.

    Certain reclassifications in 2003 have been made to conform to current period presentations.

    CONTACT: Clayton Williams Energy, Inc., Midland
             Patti Hollums, 432-688-3419
             or
             Mel G. Riggs, 432-688-3431
             cwei@claytonwilliams.com
             www.claytonwilliams.com